Exhibit 32.2

CERTIFICATION OF PRESIDENT
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Hinton, Secretary of AsherXino Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-K for the fiscal year ended Deceember 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Annual Report on Form 10-K for the fiscal year ended December 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of AsherXino Corporation.

By: /s/Michael Hinton
Name: Michael Hinton
Title: President
Date: May 23, 2011